EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the accompanying Quarterly Report on Form 10-Q of M~Wave, Inc. for the three months ended March 31, 2008, I, Joseph Turek, Chief Executive Officer of M~Wave, Inc. do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the three months ended March 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the three months ended March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of M~Wave, Inc.

Dated: May 15, 2008	/s/ Joseph Turek
Joseph Turek
Chief Executive Officer